                                                                   Exhibit 10.17
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FORM CD-450        U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                      [_] GRANT     [X] COOPERATIVE
DAO 203-26                                                            AGREEMENT
                                                 ------------------------------
                                                  ACCOUNTING CODE
       FINANCIAL ASSISTANCE AWARD                       **SEE BELOW
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RECIPIENT NAME                                    AWARD NUMBER
CuraGen Corporation                               70NANB5H1066

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STREET ADDRESS                                    FEDERAL SHARE OF COST
322 East Main Street                              2,378,814.00

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CITY, STATE, ZIP CODE                             RECIPIENT SHARE OF COST
Branford, CT  06405                               2,905,122.00

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AWARD PERIOD                                      TOTAL ESTIMATED COST
March 1, 1995 through February 28, 1998           5,283,937.00

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DEPARTMENT OF COMMERCE OPERATING UNIT
National Institute of Standards and Technology, Grants Office
Building 301, Room B129, Gaithersburg, Maryland  20899-0001

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AUTHORITY
Authorized by Section 5131 of P.L. 100-418, codified at 15 USC 278n as modified by P.L. 102-245, the Final Rule 15 CFR Part 295 and Program Announcement ATP 94-01

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PROJECT TITLE
Molecular Recognition Technology for Precise Design of Protein-Specific Drugs

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This Award approved by the Grants Officer is Issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[X]  Department of Commerce Financial Assistance Standard Terms and Conditions

[X]  Special Award Conditions

[_]  Line Item Budget

[_]  OMB Circular A-21, Cost Principles for Educational Institutions

[X]  OMB Circular A-87, Cost Principles for State and Local Governments

[X] OMB Circular A-110, Grants and Agreements with Institutions of Higher Education, Hospitals, and Other Nonprofit Organizations Uniform Administrative Requirements

[_]  OMB Circular A-122, Cost Principles for Nonprofit Organizations

[X] 15 CFR Part 24, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments

[X]  15 CFR Part 29a, Audit Requirements for State and Local Governments

[X] 15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and Nonprofit Organizations

[X]  48 CFR Part 31, Contact Cost Principles and Procedures

[X]  Other(s):

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**ACCOUNTING CODE: CC: 5/150-9346     Ob. C1. 4110        Req. No. 5-150-5041
                                                                  $579,469.00
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SIGNATURE OF DEPARTMENT OF COMMERCE               TITLE               DATE
GRANTS OFFICER
/s/ Sharon D. Green                               Grants Officer      2/28/95

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TYPED NAME AND SIGNATURE OF AUTHORIZED            TITLE               DATE
RECIPIENT OFFICIAL
/s/ Gregory T. Went                               Vice President      3/2/95

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

                           SPECIAL AWARD CONDITIONS
                  ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                    COOPERATIVE AGREEMENT NO. 70NANB5H1066


1.       RECIPIENT JOINT VENTURE ADMINISTRATOR CONTACT

The Recipient Joint Venture Administrator Contact's name, title, address, and telephone number are:

(Technical)         Johnathan M. Rothberg      (203) 481-1104 ext. 22
(Administrative)    Gregory T. Went            (203) 481-1104 ext. 31
                    322 East Main Street
                    Branford, CT 06405


2.       JOINT VENTURE MEMBERS

The organizations named below have been approved as joint venture members to conduct research described herein. Any changes or new members must be approved in writing by the Grants Officer:

         CuraGen Corporation, Branford, CT
         American Cynamid, Pearl River, NY


3.       GRANTS OFFICER

The Grants Officer's name, address, and telephone number are:

                      Sharon D. Green
         National Institute of Standards and Technology
                   Bldg. 301, Room B129
                Gaithersburg, MD 20899-0001
                      (301) 975-6328


4.       GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                      George A. Tucker
         National Institute of Standards and Technology
                   Bldg. 301, Room B129
                Gaithersburg, MD 20899-0001
                      (301) 975-6072


5.       PROJECT MANAGEMENT

a. The Technical Project Manager's name, address, and telephone number are:

                      David King
         National Institute of Standards and Technology
                   Bldg. 101, Room A430
                Gaithersburg, MD 20899-0001
                      (301) 975-2369

b. The Business Project Manager's name, address, and telephone number are

                      Florina Hoofer
         National Institute of Standards and Technology
                   Bldg.. 101, Room A303
                Gaithersburg, MD 20899-001
                      (301) 975-6049


6.       PROJECT DESCRIPTION

The Recipient shall conduct research and provide technical and business reports on the state-of-the-art molecular biology, structural physics, and computation methods to understand how small highly constrained mimics of protein modules bind to a target protein. This technological discovery uncovers rules governing protein recognition which can be applied to guide the development of drugs to combat major uncured diseases.

All research shall be conducted in accordance with the Recipient's proposal dated June 22, 1994 and revised budget dated February 10, 1995.


7.       FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a three year period for a total amount of $2,378,814.00 in Federal funds. However, Federal funding available at this time is limited to $639,017.00 for the first year period. Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the Agency. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability will exist or result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. The notice of availability or non-availability of additional funding for the second and third years will be made in writing only by the Grants Officer. This written notification shall be made prior to or no later than 30 days after the expiration of each year's activities.


Anticipated Future Funding:

March 1, 1996 through February 28, 1997; $848,362, Second Year.

March 1, 1997 through February 28, 1998; $891,435, Third year.


8.       COST SHARE

The cost sharing ratio applicable to this award is 55% the Recipient's contribution and 45% NIST's contribution. Recipient's must meet or exceed the cost share ratio on a quarterly financial reporting basis.


9.       TRAVEL

Reimbursement for travel costs shall not exceed the established company rates. However, regardless of company policy, less than first class accommodations must be used when available and, for foreign travel, U.S. flag carriers must be used for departure from and entry into the U.S. and for any other portion of the trip for which U.S. carriers are available.

Any travel charged against the amount authorized must be directly related to the work described herein.


10.      COMMERCIALIZATION STRATEGY

The Recipient will be required to submit the following business planning deliverables at each annual review: a detailed business and technology commercialization plan complete with major milestones and critical decision points. Most important, a Gantt chart should be prepared for the first annual review; an analysis of the Recipient's primary and secondary target markets for the major application area of the technology (including a rationale for choosing those markets, a brief description of their key characteristics, and an overview of the firm's likely competitors in those markets). Finally, a summary of how the firm will leverage it's technical success in the ATP project into a sustainable competitive advantage in the marketplace vis-a-vis its competitors will be presented to the ATP program managers at each annual review.


11.      AUDITS

General Terms and Conditions, Advanced Technology Program-Single Recipient, No. 24, "AUDITS," is revised to read as follows:

The Recipient shall provide sufficient funds in the project budget to have a project audit performed. For two and three year awards, an audit is required within ninety (90) days after the first year and at the end of the project.

The cost of the project audit may be charged as a direct cost provided that costs of audits are not included in the Recipient's indirect cost rate.



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